                                                                EXHIBIT EX-24

                              POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

          Each of the undersigned hereby constitutes and appoints BURTON E. BROOME and ROBERT D. MYERS and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (either manually or electronically through the EDGAR System of the United States Securities and Exchange Commission) the 1994 Annual Report on Form 10-K for Transamerica Corporation and any and all amendments thereto, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may lawfully do or cause to be done by virtue hereof.

          Executed on the 26th day of January, 1995.


                                        R. F. O'BRIEN
___________________________             ___________________________
Myron Du Bain                           Raymond F. O'Brien


SAM GINN                                TONI REMBE
___________________________             ___________________________
Sam Ginn                                Toni Rembe


JAMES R. HARVEY                         CONDOLEEZZA RICE
___________________________             ___________________________
James R. Harvey                         Condoleezza Rice


FRANK C. HERRINGER
___________________________             ___________________________
Frank C. Herringer                      Charles R. Schwab


G. E. MOORE                             FORREST N. SHUMWAY
___________________________             ___________________________
Gordon E. Moore                         Forrest N. Shumway


                                        PETER V. UEBERROTH
                                        ___________________________
                                        Peter V. Ueberroth